EXHIBIT 10.6.2


                           FIRST AMENDMENT AND CONSENT

      FIRST AMENDMENT AND CONSENT (this "AMENDMENT"), dated as of November 30, 2004, among ATLAS FREIGHTER LEASING III, INC., a Delaware corpration (the "BORROWER"), the lenders from time to time party to the Credit Agreement (each a "LENDER" and, collectively, the "LENDERS"), and DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

                              W-I-T-N-E-S-S-E-T-H:

      WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of July 27, 2004 (the "CREDIT AGREEMENT"); and

      WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;

      NOW, THEREFORE, it is agreed;

A. AMENDMENTS TO THE CREDIT AGREEMENT

      1. The definition of "Exit Facility" appearing in Section 1.1 of the Credit Agreement is hereby amended deleting such definition in its entirety and inserting the following text in lieu thereof:

      ""EXIT FACILITY" means the primary senior revolving credit facility or facilities of the Company and/or Polar Air, whether now existing or hereafter arising, which allow the Company and/or Polar Air to borrow and reborrow amounts (or have letters of credit issued for its account) up to a borrowing base determined by the lenders thereunder, as same may be amended, modified, supplemented, refinanced or replaced from time to time."

B. CONSENT

      1. The Lenders hereby consent to amend the Leases as provided in the amendment to the Leases attached hereto as Exhibit A.

C. MISCELLANEOUS PROVISIONS

      1. In order to induce the Lenders to enter into this Amendment, the Borrower herby represents and warts to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, both before and after giving effect to this Amendment.

      2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

      3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

      4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. This Amendment shall become effective on the date (the "FIRST AMENDMENT EFFECTIVE DATE") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

      6. From and after the First Amendment Effective Date, all references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *

      IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                             ATLAS FREIGHTER LEASING III, INC.


                                             By: /s/ William C. Bradley
                                                 ------------------------------
                                                 Name: William C. Bradley
                                                 Title: Treasurer & Secretary

                                             DEUTSCHE BANK TRUST COMPANY
                                             AMERICAS, as Administrative Agent


                                             By: /s/ Mark B. Cohen
                                                 ------------------------------
                                                 Name: Mark B. Cohen
                                                 Title: Managing Director
                                                        Head of [ILLEGIBLE]

                                             CREDIT SUISSE FIRST BOSTON


                                             By: /s/ Gil Golan
                                                 ------------------------------
                                                 Name:  Gil Golan
                                                 Title: Assistant Vice President


                                             By: /s/ Joseph Brosnan
                                                 ------------------------------
                                                 Name:  Joseph Brosnan
                                                 Title: Vice President


               [Signature Page to the First Amendment and Consent
                  to the Amended and Restated Credit Agreement]

                                           APEX (IDM) CDOI, LTD
                                           ELC (CAYMAN) LTD, CDO Series 1999-I
                                           ELC (CAYMAN) LTD, 1999-II
                                           ELC (CAYMAN) LTD, 1999-III
                                           ELC (CAYMAN) LTD, 2000-I


                                           By: /s/ [ILLEGIBLE]
                                               -------------------------------
                                               Title: Managing Director
                                                      BABSON CAPITAL
                                                      MANAGEMENT LLC, IN ITS
                                                      CAPACITY AS COLLATERAL
                                                      MANAGER, PORTFOLIO MANAGER
                                                      OR INVESTMENT MANAGER

               [Signature Page to the First Amendment and Consent
                  to the Amended and Restated Credit Agreement]

                                             TRYON CLO LTD 2000-I
                                             SUFFIELD CLO, LIMITED


                                             By: /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 Title: MANAGING DIRECTOR
                                                 BABSON CAPITAL MANAGEMENT LLC,
                                                 AS COLLATERAL MANAGER

               [Signature Page to the First Amendment and Consent
                  to the Amended and Restated Credit Agreement]

                                             GOLDMAN SACHS CREDIT PARTNERS L.P.,


                                             By: /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 Title: Managing Director

               [Signature Page to the First Amendment and Consent
                  to the Amended and Restated Credit Agreement]

                                      CANPARTNERS INVESTMENTS IV, LLC

                                      By: CANPARTNERS INVESTMENTS IV, LLC,
                                          A CALIFORNIA LIMITED LIABILITY COMPANY


                                      By: /s/ R. Christian B. Evensen
                                          --------------------------------------
                                          R. Christian B. Evensen
                                          Managing Director

               [Signature Page to the First Amendment and Consent
                  to the Amended and Restated Credit Agreement]

                                RZB Finance LLC


                                By: /s/ Christoph Hoedl      /s/ Elisabeth Hirst
                                    --------------------------------------------
                                    Title: Christoph Hoedl   Elisabeth Hirst
                                           Vice President    AVP

               [Signature Page to the First Amendment and Consent
                  to the Amended and Restated Credit Agreement]

                                            Sankaty High Yield Partners II, L.P.


                                            By: /s/ Jeffrey Hawkins
                                               ---------------------------------
                                                    Title: JEFFREY HAWKINS
                                                           SENIOR VICE PRESIDENT

               [Signature Page to the First Amendment and Consent
                  to the Amended and Restated Credit Agreement]

                                           Sankaty High Yield Partners III, L.P.


                                           By: /s/ Jeffrey Hawkins
                                               ---------------------------------
                                               Title: JEFFREY HAWKINS
                                                      SENIOR VICE PRESIDENT

               [Signature Page to the First Amendment and Consent
                  to the Amended and Restated Credit Agreement]

                                 Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC, as Term Lender


                                 By: /s/ Jeffrey Hawkins
                                     -------------------------------------------
                                     Title: JEFFREY HAWKINS
                                            SENIOR VICE PRESIDENT

               [Signature Page to the First Amendment and Consent
                  to the Amended and Restated Credit Agreement]

                               Sankaty High Yield [ILLEGIBLE] Partners, L.P.


                               By: /s/ Jeffrey Hawkins
                                   ---------------------------------------------
                                   Title: JEFFREY HAWKINS
                                          SENIOR VICE PRESIDENT

               [Signature Page to the First Amendment and Consent
                  to the Amended and Restated Credit Agreement]

                                              Sankaty Credit Opportunities, L.P.


                                              By: /s/ Jeffrey Hawkins
                                                  ------------------------------
                                                  Title: JEFFREY HAWKINS
                                                         SENIOR VICE PRESIDENT

               [Signature Page to the First Amendment and Consent
                  to the Amended and Restated Credit Agreement]

                                                                       EXHIBIT A

                                  [Attached.]

                                                                  EXECUTION COPY

                             AMENDMENT NO. 1 TO THE
                     AMENDED AND RESTATED LEASE AGREEMENT(1)

      AMENDMENT NO. 1 TO THE AMENDED AND RESTATED LEASE AGREEMENT (this "AMENDMENT"), dated as of November 30, 2004, between ATLAS FREIGHTER LEASING III, INC., a Delaware corporation ("LESSOR"), ATLAS AIR, INC., a Delaware corporation ("LESSEE") and accepted and agreed to by ATLAS AIR WORLDWIDE HOLDINGS, INC. ("HOLDINGS") and by DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent under the Credit Agreement (in such capacity, the "AGENT"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Lease referred to below are used herein as therein defined.

                              W-I-T-N-E-S-S-E-T-H:

      WHEREAS, the Lessor, the lenders from time to time party thereto (each a "LENDER" and, collectively, the "LENDERS") and the Agent have entered into an Amended and Restated Credit Agreement, dated as of July 27, 2004 (the "CREDIT AGREEMENT");

      WHEREAS, Lessor and Lessee are party to the Amended and Restated Lease Agreement, dated as of July 27, 2004 (the "LEASE"), which Lease is further described on Annex A attached hereto; and

      WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Lease as provided herein;

      NOW, THEREFORE, it is agreed;

A. AMENDMENTS TO THE LEASE

      1. The definition of "ACMI Contract" appearing in Section 1 of the Lease is hereby amended by deleting such definition in its entirety and inserting the following text in lieu thereof:

      ""ACMI CONTRACT" means (i) any contract entered into by the Lessee pursuant to which Lessee furnishes the aircraft, crew, maintenance and insurance and customers bear all

----------
(1) This Amendment has been executed in several counterparts. To the extent, if any, that this Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Amendment may be created through the transfer or possession of any counterpart other than the original. The counterpart to be deemed the original shall be the counterpart that contains the receipt therefor executed by Deutsche Bank Trust Company Americas, as Administrative Agent, on the signature page thereof and no security interest in this Amendment may be created through the transfer of any counterpart other than said original counterpart.

      other operating expenses, (ii) any similar contract in which the customer provides the flight crew, all in accordance with the Lessee's historical practices and (iii) any wet lease or service contract whereby the Lessee agrees to furnish an aircraft to a third party pursuant to which the aircraft shall at all times be in operational control of the Lessee."

      2. Section 1 of the Lease is hereby amended by inserting the following new definition in the appropriate alphabetical order:

      ""BLADE  AND  DISK  CAPITAL   EXPENDITURES"  means  Consolidated   Capital
      Expenditures for under platform cracking, including blade and disk replacement, required for CF6-80C2 engines. "

      3. The definition of "Exit Facility" appearing in Section 1 of the Lease is hereby amended by deleting such definition in its entirety and inserting the following text in lieu thereof:

      ""EXIT FACILTY" means the primary senior revolving credit facility or facilities of the Lessee and/or Polar Air, whether now existing or hereafter arising, which allow the Lessee and/or Polar Air to borrow and reborrow amounts (or have letter of credit issued for its account) up to a borrowing base determined by the lenders thereunder, as same may be amended, modified, supplemented, refinanced or replaced from time to time."

      4. The definition of "Maximum  Capital  Expenditure  Amount"  appearing in
Section 1 of the Lease is hereby amended by deleting such definition in its entirety and inserting the following text in lieu thereof:

      ""MAXIMUM  CAPITAL   EXPENDITURE   AMOUNT"  means  for  any  Fiscal  Year,
      $25,000,000."

      5. Section 7(a)(8) of the Lease is hereby amended by deleting the text "the Lessee" appearing therein and inserting the text "Holdings and its Subsidiaries" in lieu thereof.

      6. Section  7(b)C.  of the Lease is hereby  amended by inserting  the text
"and the Exit Facility" immediately following the text "Credit Agreement" appearing in the first sentence thereof.

      7. Section 7(d)(4) of the Lease is hereby amended by deleting such section in its entirety and inserting the following text in lieu thereof:

      "(6) Holdings and its Subsidiaries may become and remain liable with respect to Contingent Obligations arising under the Exit Facility;"

      8. Section 7(g)(7) of the Lease is hereby amended by deleting such section in its entirety and inserting the following text in lieu thereof:

      "(7) Holdings and its Subsidiaries may make (V) Consolidated Capita Expenditures not in excess of the Maximum Capital Expenditure Amount during any Fiscal Year, (W) Consolidated Capital Expenditures required to retrofit airplanes in order to conform to FAA regulations in an amount not to exceed $7,000,000 in the aggregate, (X) Consolidated Capital Expenditures constituting the reinvestment of proceeds of Asset

      Sales not required to repay the Loans pursuant to subsection 2.4B(ii)(a) of the Amended Aircraft Credit Facility, (y) Blade and Disk Capital Expenditures in an amount not to exceed $15,000,000 in the aggregate and
      (z) Consolidated Capital Expenditures required to satisfy Back-To-Birth Traceability Issues; PROVIDED that up to 50% of any amount of such Consolidated Capital Expenditures permitted pursuant to clause (V) of this subsection (7), but not made, in any Fiscal Year may be carried forward to and made during the immediately succeeding Fiscal Year (but no amount once carried forward to the next Fiscal Year may be carried forward to any Fiscal Year thereafter);"

      9. Section 7(m) of the Lease is hereby amended by inserting the following new sentence at the end thereof:

      "Notwithstanding anything to the contrary contained in clause (1) and (2) above in this paragraph, Holdings and its Subsidiaries may pledge shares of capital stock of any of its Subsidiaries (including Holdings and such Subsidiary, but excluding the capital stock of Lessor) to secure the Exit
      Facility  or  their  Contingent   Obligations   arising   thereunder."

B. MISCELLANEOUS PROVISIONS

      1. In order to induce the Agent to enter into this Amendment, Holdings hereby represents and warrants to each of the Lender that (i) all of the representations and warranties contained in the Lease are true and correct in all material respects on and as of the First Amendment Effective Date, both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, both before and after giving effect to this Amendment.

      2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Lease.

      3. This Amendment may be execute in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the pares hereto shall be lodged with Holdings and the Agent.

      4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. This Amendment shall become effective on the date (the "FIRST AMENDMENT EFFECTIVE DATE") when Holdings, Lessor, Lessee and the Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Agent, thereafter a counterpart of this Amendment will be filed for recordation with the Federal Aviation Administration Civil Aircraft Registry.

      6. From and after the First Amendment Effective Date, all references in the Lease and in the other Loan Documents to the Lease shall be deemed to be referenced to the Lease as modified hereby.

                                     * * *

                                                                  EXECUTION COPY

      IN WITNESSS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                              ATLAS FREIGHTER LEASING III, INC.


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                              ATLAS AIR, INC.


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

Accepted and Agreed:

                                              ATLAS AIR WORLDWIDE HOLDINGS, INC.


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

Accepted and Agreed:

                                              DEUTSCHE BANK TRUST COMPANY
                                              AMERICAS, as Agent


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                         ANNEX A

        [add description of lease and aircraft engines covered thereby]